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                                                                   Exhibit 11(b)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to all references to our firm included in Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of The INTRUST Funds Trust (File No. 333-447).

                                                         /s/ Arthur Andersen LLP

Philadelphia, PA
 December 19,1997